COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent

					Average Effective
	As of March 31, 2011				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	Mar 31, 2011

Dallas, TX	4,714	$313,228	9.9%	95.9%	$735.13
Houston, TX	3,503	$253,436	8.0%	95.4%	$785.78
Jacksonville, FL	3,471	$206,751	6.6%	96.5%	$749.01
Atlanta, GA	3,253	$256,352	8.1%	96.7%	$756.10
Nashville, TN	2,479	$190,393	6.0%	94.6%	$778.57
Austin, TX	2,255	$163,874	5.2%	95.5%	$800.11
Tampa, FL	1,784	$126,559	4.0%	97.2%	$870.31
Raleigh/Durham, NC	1,341	$124,309	3.9%	95.0%	$778.93
Phoenix, AZ	1,024	$116,847	3.7%	93.8%	$728.94
South Florida	480	$54,769	1.7%	96.9%	$1,294.39
Orlando, FL	288	$15,259	0.5%	96.5%	$715.33
Large Markets	24,592	$1,821,777	57.6%	95.8%	$780.04

Memphis, TN	3,581	$195,817	6.2%	97.0%	$703.76
Columbus, GA	1,509	$80,952	2.6%	96.4%	$712.70
Greenville, SC	1,396	$72,880	2.3%	94.6%	$611.46
Jackson, MS	1,241	$62,946	2.0%	95.1%	$724.01
Lexington, KY	924	$61,954	2.0%	97.5%	$706.73
Little Rock, AR	808	$45,012	1.4%	96.4%	$696.64
San Antonio, TX	740	$60,219	1.9%	95.5%	$786.60
Savannah, GA	526	$45,159	1.4%	95.8%	$833.57
All Other Secondary	10,916	$622,995	19.7%	93.4%	$683.00
Secondary Markets	21,641	$1,247,934	39.5%	94.8%	$694.97

Subtotal	46,233	$3,069,711	97.1%	95.4%	$740.22

Development and Lease-up Properties	717	$91,916	2.9%	74.5%	$1,095.94

Total Portfolio	46,950	$3,161,627	100.0%	95.0%	$745.65

NUMBER OF APARTMENT UNITS
	2011	2010
	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31

100% Owned Properties	44,689	44,349	44,130	43,063	42,206
Properties in Joint Ventures	2,261	1,961	1,711	1,399	1,399
Total Portfolio	46,950	46,310	45,841	44,462	43,605

COMMUNITIES IN LEASE-UP
Included above		Physical
	Total	Occupancy at	Expected
	Units	Mar 31, 2011	Stabilization
1225 South Church Phase I	196	74.0%	4Q11
Hue	208	56.7%	4Q11
Times Square at Craig Ranch	313	86.6%	4Q11
	717	74.5%

DEVELOPMENT COMMUNITIES Dollars in thousands

UNITS
	Total	As of March 31, 2011
	Development	Units	Units
	Units	Completed	Occupied
1225 South Church Phase II	210	-	-
Cool Springs	428	-	-
	638	-	-

TIMELINE
	Construction		Initial	Expected
	Start	Finish	Occupancy	Stabilization
1225 South Church Phase II	2Q11	4Q12	2Q12	3Q13
Cool Springs	4Q10	2Q12	3Q11	1Q13

EXPENDITURES
	Current	Estimated	Current
	Estimated	Cost	Cost
	Cost	per Unit	to Date
1225 South Church Phase II	$26,500	$126	$5,509
Cool Springs	54,000	126	14,453
	$80,500	$126	$19,962

Total development units are not included in total portfolio units until the first units of the development are completed.

SAME STORE WITH BULK CABLE NETTED IN REVENUES

Dollars in thousands	Three Months Ended March 31,
			Percent
	2011	2010	Change
Revenues
Operating	$93,737	$90,868	3.2%
Straight-line adjustment (1)	(129)	5
Total Same Store	$93,608	$90,873	3.0%

Expense	$37,779	$37,636	0.4%

NOI
Operating	$55,958	$53,232	5.1%
Straight-line adjustment (1)	(129)	5
Total Same Store	$55,829	$53,237	4.9%

	Percent Change from Prior Year					Percent Change from Prior Quarter
	1Q11	2Q11	3Q11	4Q11	YTD	1Q11	2Q11	3Q11	4Q11
Revenues
Operating	3.2%				3.2%	1.5%
Total Same Store	3.0%				3.0%	1.2%
Expense	0.4%				0.4%	-0.8%
NOI
Operating	5.1%				5.1%	3.1%
Total Same Store	4.9%				4.9%	2.7%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE

Dollars in thousands	Three Months Ended March 31,
			Percent
	2011	2010	Change
Revenues
Operating	$96,270	$92,416	4.2%
Straight-line adjustment (2)	(129)	5
Total Same Store	$96,141	$92,421	4.0%

Expense	$40,312	$39,183	2.9%

NOI
Operating	$55,958	$53,233	5.1%
Straight-line adjustment (2)	(129)	5
Total Same Store	$55,829	$53,238	4.9%

	Percent Change from Prior Year					Percent Change from Prior Quarter
	1Q11	2Q11	3Q11	4Q11	YTD	1Q11	2Q11	3Q11	4Q11
Revenues
Operating	4.2%				4.2%	1.5%
Total Same Store	4.0%				4.0%	1.2%
Expense	2.9%				2.9%	-0.7%
NOI
Operating	5.1%				5.1%	3.1%
Total Same Store	4.9%				4.9%	2.7%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE WITH BULK CABLE NETTED IN REVENUES Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of March 31, 2011 unless otherwise noted

		Three Months Ended March 31, 2011
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Jacksonville, FL	3,471	$8,258	$3,196	$5,062	$749.01	96.5%	95.9%	50.0%
Dallas, TX	3,418	$7,711	$3,381	$4,330	$694.33	96.3%	95.3%	50.0%
Atlanta, GA	2,943	$7,033	$2,890	$4,143	$747.02	96.5%	94.3%	53.4%
Houston, TX	2,052	$4,985	$2,241	$2,744	$785.50	94.3%	92.5%	58.6%
Nashville, TN	1,855	$4,433	$1,755	$2,678	$759.31	94.7%	92.6%	52.3%
Austin, TX	1,776	$4,341	$1,978	$2,363	$748.81	95.7%	94.1%	53.4%
Tampa, FL	1,552	$4,250	$1,736	$2,514	$848.94	97.1%	95.5%	44.9%
Raleigh/Durham, NC	1,147	$2,853	$941	$1,912	$794.15	95.2%	93.3%	52.5%
Phoenix, AZ	1,024	$2,389	$1,037	$1,352	$728.94	93.8%	92.5%	58.7%
South Florida	480	$1,920	$659	$1,261	$1,294.39	96.9%	95.7%	45.4%
Orlando, FL	288	$649	$261	$388	$715.33	96.5%	95.2%	48.6%
Subtotal	20,006	$48,822	$20,075	$28,747	$765.97	95.8%	94.4%	52.0%

Secondary Markets
Memphis, TN	3,305	$7,299	$3,037	$4,262	$715.24	96.9%	95.1%	51.0%
Columbus, GA	1,509	$3,462	$1,276	$2,186	$712.70	96.4%	95.7%	67.7%
Jackson, MS	1,241	$2,755	$874	$1,881	$724.01	95.1%	92.9%	62.9%
Greenville, SC	1,140	$2,108	$846	$1,262	$578.97	94.5%	95.1%	54.9%
Lexington, KY	924	$2,086	$772	$1,314	$706.73	97.5%	96.7%	54.1%
Little Rock, AR	808	$1,793	$645	$1,148	$696.64	96.4%	95.5%	45.8%
Savannah, GA	526	$1,402	$545	$857	$833.57	95.8%	95.2%	56.1%
San Antonio, TX	400	$1,019	$439	$580	$840.73	95.0%	92.5%	81.8%
All Other Secondary	10,322	$22,991	$9,270	$13,721	$700.04	96.0%	94.4%	58.2%
Subtotal	20,175	$44,915	$17,704	$27,211	$704.55	96.1%	94.7%	57.6%
Operating Same Store	40,181	$93,737	$37,779	$55,958	$735.13	96.0%	94.5%	54.8%

Revenue Straight-line Adjustment (2)		$(129)		$(129)
Total Same Store		$93,608		$55,829

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED DECEMBER 31, 2010 (PRIOR QUARTER) AND THREE MONTHS ENDED MARCH 31, 2010 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Jacksonville, FL	1.3%	2.5%	1.7%	0.4%	1.0%	3.9%	-0.3%	-0.6%	0.4%	0.6%
Dallas, TX	2.2%	1.3%	3.8%	0.6%	0.9%	1.8%	0.6%	-0.4%	0.9%	1.1%
Atlanta, GA	0.9%	3.0%	-4.7%	1.1%	5.2%	4.3%	0.9%	-0.5%	0.5%	0.9%
Houston, TX	0.7%	1.8%	3.6%	-5.0%	-1.6%	8.1%	1.3%	-1.4%	0.4%	0.2%
Nashville, TN	-1.2%	3.3%	3.0%	5.0%	-3.8%	2.2%	0.7%	-1.3%	0.4%	2.0%
Austin, TX	1.5%	5.4%	-2.6%	0.6%	5.2%	9.9%	-1.0%	0.0%	1.7%	3.5%
Tampa, FL	3.0%	2.7%	6.2%	2.5%	0.8%	2.7%	0.8%	-0.6%	0.7%	1.7%
Raleigh/Durham, NC	0.8%	2.9%	-4.5%	2.6%	3.6%	3.1%	-1.0%	0.6%	0.4%	1.4%
Phoenix, AZ	4.1%	7.5%	-10.3%	-3.2%	18.8%	17.5%	0.3%	0.6%	1.6%	2.1%
South Florida	1.7%	4.6%	-1.9%	-0.3%	3.8%	7.3%	1.7%	-0.4%	1.1%	3.8%
Orlando, FL	5.0%	1.7%	2.8%	1.6%	6.6%	1.8%	0.0%	-2.5%	-1.4%	2.1%
Subtotal	1.4%	3.0%	0.2%	0.4%	2.2%	4.9%	0.3%	-0.6%	0.7%	1.4%

Secondary Markets
Memphis, TN	1.6%	5.4%	-3.0%	0.8%	5.3%	9.0%	1.3%	-0.1%	1.0%	3.3%
Columbus, GA	2.2%	4.8%	-4.0%	-3.4%	6.2%	10.2%	1.5%	-0.4%	1.7%	2.6%
Jackson, MS	-0.3%	0.8%	-12.6%	-9.5%	6.7%	6.5%	-0.1%	-1.3%	0.3%	2.2%
Greenville, SC	3.5%	7.3%	-4.1%	-0.1%	9.4%	13.0%	-0.7%	-1.4%	2.1%	4.0%
Lexington, KY	-1.7%	2.7%	-4.8%	0.8%	0.3%	3.8%	-0.4%	-0.1%	0.4%	1.2%
Little Rock, AR	3.1%	4.7%	0.8%	-0.9%	4.5%	8.2%	-0.6%	0.5%	0.8%	4.9%
Savannah, GA	1.2%	0.7%	4.2%	2.6%	-0.6%	-0.5%	-3.1%	-2.5%	1.7%	2.0%
San Antonio, TX	-1.1%	4.8%	-1.8%	2.1%	-0.5%	7.0%	1.3%	-2.8%	0.5%	5.9%
All Other Secondary	1.9%	2.5%	-0.2%	1.7%	3.4%	3.1%	-0.5%	-0.9%	0.8%	2.3%
Subtotal	1.6%	3.4%	-1.9%	0.4%	4.1%	5.4%	-0.1%	-0.8%	0.9%	2.7%
Operating Same Store	1.5%	3.2%	-0.8%	0.4%	3.1%	5.1%	0.2%	-0.6%	0.8%	2.0%

Including revenue straight-line adjustment:
Total Same Store	1.2%	3.0%			2.7%	4.9%

SAME STORE Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of March 31, 2011, unless otherwise noted

		Three Months Ended March 31, 2011
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Jacksonville, FL	3,471	$8,258	$3,196	$5,062	$749.01	96.5%	95.9%	50.0%
Dallas, TX	3,418	$7,920	$3,590	$4,330	$694.33	96.3%	95.3%	50.0%
Atlanta, GA	2,943	$7,264	$3,121	$4,143	$747.02	96.5%	94.3%	53.4%
Houston, TX	2,052	$5,176	$2,432	$2,744	$785.50	94.3%	92.5%	58.6%
Nashville, TN	1,855	$4,575	$1,897	$2,678	$759.31	94.7%	92.6%	52.3%
Austin, TX	1,776	$4,460	$2,097	$2,363	$748.81	95.7%	94.1%	53.4%
Tampa, FL	1,552	$4,375	$1,861	$2,514	$848.94	97.1%	95.5%	44.9%
Raleigh/Durham, NC	1,147	$2,942	$1,030	$1,912	$794.15	95.2%	93.3%	52.5%
Phoenix, AZ	1,024	$2,451	$1,099	$1,352	$728.94	93.8%	92.5%	58.7%
South Florida	480	$1,920	$659	$1,261	$1,294.39	96.9%	95.7%	45.4%
Orlando, FL	288	$649	$261	$388	$715.33	96.5%	95.2%	48.6%
Subtotal	20,006	$49,990	$21,243	$28,747	$765.97	95.8%	94.4%	52.0%

Secondary Markets
Memphis, TN	3,305	$7,629	$3,367	$4,262	$715.24	96.9%	95.1%	51.0%
Columbus, GA	1,509	$3,585	$1,399	$2,186	$712.70	96.4%	95.7%	67.7%
Jackson, MS	1,241	$2,877	$996	$1,881	$724.01	95.1%	92.9%	62.9%
Greenville, SC	1,140	$2,200	$938	$1,262	$578.97	94.5%	95.1%	54.9%
Lexington, KY	924	$2,086	$772	$1,314	$706.73	97.5%	96.7%	54.1%
Little Rock, AR	808	$1,794	$646	$1,148	$696.64	96.4%	95.5%	45.8%
Savannah, GA	526	$1,423	$566	$857	$833.57	95.8%	95.2%	56.1%
San Antonio, TX	400	$1,019	$439	$580	$840.73	95.0%	92.5%	81.8%
All Other Secondary	10,322	$23,667	$9,946	$13,721	$700.04	96.0%	94.4%	58.2%
Subtotal	20,175	$46,280	$19,069	$27,211	$704.55	96.1%	94.7%	57.6%
Operating Same Store	40,181	$96,270	$40,312	$55,958	$735.13	96.0%	94.5%	54.8%

Revenue Straight-line Adjustment (2)		$(129)		$(129)
Total Same Store		$96,141		$55,829

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED DECEMBER 31, 2010 (PRIOR QUARTER) AND THREE MONTHS ENDED MARCH 31, 2010 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Jacksonville, FL	1.3%	2.5%	1.7%	0.4%	1.0%	3.9%	-0.3%	-0.6%	0.4%	0.6%
Dallas, TX	2.2%	1.7%	3.8%	1.5%	0.9%	1.8%	0.6%	-0.4%	0.9%	1.1%
Atlanta, GA	1.0%	3.6%	-4.1%	2.7%	5.2%	4.3%	0.9%	-0.5%	0.5%	0.9%
Houston, TX	0.8%	3.2%	3.6%	-1.8%	-1.6%	8.1%	1.3%	-1.4%	0.4%	0.2%
Nashville, TN	-1.2%	4.1%	2.8%	7.1%	-3.8%	2.2%	0.7%	-1.3%	0.4%	2.0%
Austin, TX	1.5%	5.5%	-2.3%	0.9%	5.2%	9.9%	-1.0%	0.0%	1.7%	3.5%
Tampa, FL	3.1%	5.7%	6.5%	9.9%	0.8%	2.7%	0.8%	-0.6%	0.7%	1.7%
Raleigh/Durham, NC	0.9%	3.8%	-3.6%	5.2%	3.6%	3.1%	-1.0%	0.6%	0.4%	1.4%
Phoenix, AZ	3.9%	8.9%	-9.9%	0.0%	18.8%	17.5%	0.3%	0.6%	1.6%	2.1%
South Florida	1.7%	4.6%	-1.9%	-0.3%	3.8%	7.3%	1.7%	-0.4%	1.1%	3.8%
Orlando, FL	5.0%	1.7%	2.8%	1.6%	6.6%	1.8%	0.0%	-2.5%	-1.4%	2.1%
Subtotal	1.5%	3.7%	0.4%	2.2%	2.2%	4.9%	0.3%	-0.6%	0.7%	1.4%

Secondary Markets
Memphis, TN	1.5%	7.9%	-2.9%	6.5%	5.3%	9.0%	1.3%	-0.1%	1.0%	3.3%
Columbus, GA	2.0%	6.6%	-3.8%	1.3%	6.2%	10.2%	1.5%	-0.4%	1.7%	2.6%
Jackson, MS	-0.2%	0.7%	-11.2%	-8.6%	6.7%	6.5%	-0.1%	-1.3%	0.3%	2.2%
Greenville, SC	3.3%	6.9%	-3.8%	-0.3%	9.4%	13.0%	-0.7%	-1.4%	2.1%	4.0%
Lexington, KY	-1.7%	2.7%	-4.8%	0.8%	0.3%	3.8%	-0.4%	-0.1%	0.4%	1.2%
Little Rock, AR	3.0%	4.8%	0.6%	-0.8%	4.5%	8.2%	-0.6%	0.5%	0.8%	4.9%
Savannah, GA	1.3%	0.9%	4.2%	2.9%	-0.6%	-0.5%	-3.1%	-2.5%	1.7%	2.0%
San Antonio, TX	-1.1%	4.8%	-1.8%	2.1%	-0.5%	7.0%	1.3%	-2.8%	0.5%	5.9%
All Other Secondary	1.9%	4.0%	-0.1%	5.4%	3.4%	3.1%	-0.5%	-0.9%	0.8%	2.3%
Subtotal	1.6%	4.7%	-1.8%	3.6%	4.1%	5.4%	-0.1%	-0.8%	0.9%	2.7%
Operating Same Store	1.5%	4.2%	-0.7%	2.9%	3.1%	5.1%	0.2%	-0.6%	0.8%	2.0%

Including revenue straight-line adjustment:
Total Same Store	1.2%	4.0%			2.7%	4.9%

NOI BRIDGE (Dollars in thousands)

	Three Months Ended
	Mar 31, 2011	Dec 31, 2010	Mar 31, 2010
NOI
Large market same store	$28,662	$28,156	$27,408
Secondary market same store	27,167	26,225	25,830
Total same store	55,829	54,381	53,238
Non-same store	5,686	4,619	2,539
Total NOI	61,515	59,000	55,777
Management fee income	223	203	136
Depreciation	(27,741)	(27,575)	(25,080)
Acquisition expense	(219)	(1,061)	24
Property management expense	(5,144)	(4,732)	(4,277)
General and administrative expense	(4,610)	(3,476)	(2,811)
Interest and other non-property income	235	219	315
Interest expense	(13,990)	(14,514)	(13,891)
Amortization of deferred financing costs	(715)	(709)	(595)
Net casualty (loss) gain and other settlement proceeds	(148)	-	156
Loss on sale of non-depreciable assets	(6)	-	-
Gains on properties contributed to joint ventures	-	103	371
Loss from real estate joint ventures	(245)	(293)	(276)
Net income attributable to noncontrolling interests	(311)	(225)	(437)
Net income attributable to MAA	$8,844	$6,940	$9,412

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months
	Ended
	March 31		Trailing
	2011		4 Quarters
Net income attributable to MAA	$8,844		$29,193
Depreciation	27,741		106,725
Interest expense	13,990		56,095
Amortization of deferred financing costs	715		2,747
Net casualty loss (gain) and other settlement proceeds	148		(26)
Gain on sale of non-depreciable assets	6		6
Loss (gain) on properties contributed to joint ventures	-		(381)
Loss on sale of discontinued operations	-		2
EBITDA	$51,444		$194,361

	Three Months Ended
	March 31
	2011		2010
EBITDA/Debt Service	3.51	x	3.42	x
Fixed Charge Coverage (1)	3.68	x	2.83	x
Total Debt as % of Total Gross Assets	46%		49%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF MARCH 31, 2011
Dollars in thousands

DEBT OUTSTANDING SUMMARIES
		Average
		Years to
	Principal	Contract	Effective
	Balance	Maturity	Rate
Conventional - Fixed Rate or Swapped	$994,607	3.7	5.2%
Tax-free - Fixed Rate or Swapped	28,695	7.7	4.7%
Conventional - Variable Rate (1)	157,829	3.0	1.1%
Conventional - Variable Rate - Capped (2)	197,936	5.1	0.8%
Tax-free - Variable Rate - Capped (2)	72,715	2.0	1.1%
Total Debt Outstanding	$1,451,782	3.6	3.9%

(1) Includes a $15 million mortgage with an imbedded cap at a 7% rate.
(2) When capped rates are not reached, the average rate represents the rate on the underlying variable debt.

	Line	Amount	Amount
	Limit	Collateralized	Borrowed
Fannie Mae Credit Facilities	$1,044,429	$1,044,429	$899,833
Freddie Mac Credit Facilities	300,000	298,247	298,247
Regions Credit Facility	50,000	45,310	-
Other Borrowings	253,702	253,702	253,702
Total Debt	$1,648,131	$1,641,688	$1,451,782

CONTRACT MATURITIES
	Line Limit
	Credit Facilities
Maturity	Fannie Mae	Freddie Mac	Regions	Other	Total
2011	$80,000	$100,000	$-	$-	$180,000
2012	80,000	-	50,000	-	130,000
2013	203,193	-	-	-	203,193
2014	321,236	200,000	-	17,544	538,780
2015	120,000	-	-	52,054	172,054
2016	80,000			-	80,000
Thereafter	160,000	-	-	184,104	344,104
Total	$1,044,429	$300,000	$50,000	$253,702	$1,648,131

SWAPS AND FIXED RATE MATURITIES

	Swap Balances				Total
		SIFMA	Fannie Mae	Fixed Rate		Contract
	LIBOR	(formerly BMA)	Facility	Balances	Balance	Rate
2011	$158,000	$-	$-	$-	$158,000	5.2%
2012	150,000	17,800	-	-	167,800	5.1%
2013	190,000	-	-	-	190,000	5.2%
2014	144,000	-	-	17,544	161,544	5.7%
2015	75,000	-	-	36,854	111,854	5.6%
2016	-	-	-	-	-	-
Thereafter	-	-	50,000	184,104	234,104	4.7%
Total	$717,000	$17,800	$50,000	$238,502	$1,023,302	5.2%